UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 10, 2008
MINRAD INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49635	870299034

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
50 Cobham Drive, Orchard Park, NY 14127-4121

(Address of principal executive offices)
Registrant’s telephone number, including area code: 716-855-1068

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     As of September 10, 2008, RxElite Holdings, Inc. will no longer serve as the exclusive U.S. distributor under the Exclusive Manufacturing and Distribution Agreement between Minrad Inc. and RxElite Holdings, Inc. dated on or about June 9, 2004, as amended. RxElite Holdings, Inc. will now be a non-exclusive distributor of certain Minrad products as provided in that agreement. The remainder of the terms of the agreement remain unchanged.
ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 11, 2008 Minrad International Inc. entered into letter agreements with certain of its employees confirming the terms and conditions of their continued employment with the Company, as follows:
Charles Trego, Jr. — Executive Vice President and Chief Financial Officer
Mr. Trego will receive a base salary of $224,900 per year. He will be eligible to receive incentive compensation in accordance with the Company’s policy for executives as determined by the Compensation Committee of the Board of Directors, which for 2008 will be based upon a percentage of the growth in operating income and the achievement of certain milestones designated in the agreement. In the event his employment is terminated by the Company without cause or by him with good reason after a change of control of the Company, he will be entitled to receive 6 months base salary as severance payable biweekly or consistent with the normal payroll practices then in effect. During any severance period, he will be entitled to continue his coverage, if any, under the Company’s medical plan and dental plan and the Company will continue to pay the same portion of premiums for that coverage that it was paying prior to the termination of employment. The agreement also contains confidentiality provisions in which he agrees to keep Company confidential information confidential during his employment and for 12 months thereafter. He also agrees not to solicit Minrad customers or employees for 12 months following termination of his employment. All discoveries made by him during the term of his employment shall be the property of the Company and he agrees to assign all such intellectual property and rights to the Company as necessary to confirm or vest title to such intellectual property in the Company.
Karen Sonnhalter — Vice President and Controller
Ms. Sonnhalter will receive a base salary of $160,004 per year and will be eligible for a merit increase of no less than 5% of her base salary on January 1, 1009. She will be eligible to receive incentive compensation in accordance with the Company’s policy for executives as determined by the Compensation Committee of the Board of Directors, which for 2008 will be based upon achievement of certain milestones designated in the agreement. In the event her employment is terminated by the Company without cause or by her with good reason after a change of control of the Company, she will be entitled to receive 6 months base salary as severance payable biweekly or consistent with the normal payroll practices then in effect. During any severance period, she will be entitled to continue her coverage, if any, under the Company’s medical plan and dental plan and the Company will continue to pay the same portion of premiums for that coverage that it was paying prior to the termination of employment. The agreement also contains confidentiality provisions in which she agrees to keep Company confidential information confidential during her employment and for 12 months thereafter. She also agrees not to solicit Minrad customers or employees for 12 months following termination of her employment. All discoveries made by her during the term of his employment shall be the property of the

Company and she agrees to assign all such intellectual property and rights to the Company as necessary to confirm or vest title to such intellectual property in the Company.
Kirk Kamsler — Senior Vice President of Commercial Development
Mr. Kamsler will receive a base salary of $175,000 per year. He will be eligible to receive incentive compensation in accordance with the Company’s policy for executives as determined by the Compensation Committee of the Board of Directors, which for 2008 will be based upon a percentage of the growth in operating income, and gross profit after distribution expense and upon achievement of a company milestone. In the event his employment is terminated by the Company without cause or by him with good reason after a change of control of the Company, he will be entitled to receive 6 months base salary as severance payable biweekly or consistent with the normal payroll practices then in effect. During any severance period, he will be entitled to continue his coverage, if any, under the Company’s medical plan and dental plan and the Company will continue to pay the same portion of premiums for that coverage that it was paying prior to the termination of employment. The agreement also contains confidentiality provisions in which he agrees to keep Company confidential information confidential during his employment and for 12 months thereafter. He also agrees not to solicit Minrad customers or employees for 12 months following termination of his employment. All discoveries made by him during the term of his employment shall be the property of the Company and he agrees to assign all such intellectual property and rights to the Company as necessary to confirm or vest title to such intellectual property in the Company.
Dennis Goupil — Executive Vice President and Chief Technical Officer
Mr. Goupil will receive a base salary of $200,000 per year. He will be eligible to receive incentive compensation in accordance with the Company’s policy for executives as determined by the Compensation Committee of the Board of Directors based upon the achievement of certain milestones designated in the agreement. In the event his employment is terminated by the Company without cause or by him with good reason after a change of control of the Company, he will be entitled to receive 6 months base salary as severance payable biweekly or consistent with the normal payroll practices then in effect. During any severance period, he will be entitled to continue his coverage, if any, under the Company’s medical plan and dental plan and the Company will continue to pay the same portion of premiums for that coverage that it was paying prior to the termination of employment.
The agreement also contains confidentiality provisions in which he agrees to keep Company confidential information confidential during his employment and for 12 months thereafter. He also agrees not to solicit Minrad customers or employees for 12 months following termination of his employment. All discoveries made by him during the term of his employment shall be the property of the Company and he agrees to assign all such intellectual property and rights to the Company as necessary to confirm or vest title to such intellectual property in the Company.
ITEM 9.01 EXHIBITS AND FINANCIAL STATEMENTS
99.1	Letter Agreement between Minrad International, Inc. and Charles Trego, Jr. dated September 11, 2008

99.2	Letter Agreement between Minrad International, Inc. and Karen Sonnhalter dated September 11, 2008

99.3	Letter Agreement between Minrad International, Inc. and Kirk Kamsler dated September 11, 2008

99.4	Letter Agreement between Minrad International, Inc. and Dennis Goupil dated September 11, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINRAD INTERNATIONAL, INC. (Registrant)
September 16, 2008	By:	/s/ Charles Trego, Jr.
Charles Trego, Jr.
CFO